VK-SLO-SUP-1 012916

Prospectus Supplement dated January 29, 2016

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C, Y, IB and IC shares of Invesco Senior Loan Fund.

The following information replaces in its entirety the first paragraph appearing under the heading “Prospectus Summary - Principal Investment Strategies of the Fund” in the prospectus:

“The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”). Senior Loans are loans made to borrowers that may be corporations, partnerships or other entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions, although most Senior Loans are made to Borrowers that are organized or located in the U.S. Prime based and federal funds rate loans reset periodically when the underlying rate resets. London Inter-Bank Offered Rate (“LIBOR”) loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. The Fund’s investment adviser, Invesco Advisers, Inc. (the “Adviser”), believes that investing in Senior Loans should limit fluctuations in the Fund’s net asset value caused by changes in interest rates.”

The following information replaces in its entirety the second paragraph appearing under the heading “Investment Objective and Principal Investment Strategies of the Fund - Description of Senior Loans” in the prospectus:

“Interest rates on Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semiannually or annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it generally considers the shortened period to be the adjustment period of the Senior Loan. Prime based and federal funds rate loans reset periodically when the underlying rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund’s portfolio of Senior Loans.”

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Invesco-SLO-SUP-3-012916

Statement of Additional Information Supplement dated January 29, 2016

Invesco Senior Loan Fund

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, Class B, Class C, Class Y, Class IB and Class IC shares of Invesco Senior Loan Fund (hereinafter referred to as the Fund or Trust).

Effective as of the close of business on December 31, 2015, Messrs. Rodney F. Dammeyer and Hugo F. Sonnenschein retired as trustees of the Fund and any references to Messrs. Dammeyer and Sonnenschein serving as a trustee or committee member are hereby removed.

Effective as of January 29, 2016, the Board of Trustees of the Fund appointed Eli Jones, Ph.D. and Robert C. Troccoli as trustees of the Fund. The following information is added to the table under “Trustees and Officers” in the Statement of Additional Information for the Fund.

“Name, year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship Held by Trustee/Director During Past 5 Years
Independent Trustees

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School, Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas, and E.J. Ourso College of Business, Louisiana State University	146	Director of Insperity, Inc. (formerly known as Administaff); Prior to 2016, Director of ARVEST Bank

Robert C. Troccoli – 1949 Trustee	2016	Retired. Formerly: Senior Partner, KPMG LLP	146	None”

Invesco-SLO-SUP-3-012916